SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
        Date of Report (DATE OF EARLIEST EVENT REPORTED) August 15,2008

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              000-32465                                04-3402789
          ---------------                        --------------------
    (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                               95 Prescott Street
                              Worcester, MA 01605
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A  Not Applicable

B On August 7, 2008, Jodi Vizzo, a director of Mass Megawatts Wind Power, Inc. (the "Company") notified the Company of her resignation as a director of the Company, effective August 7, 2008.

On August 8, 2008, Alison Gray, a director of Mass Megawatts Wind Power, Inc. (the "Company") notified the Company of her resignation as a director of the Company, effective August 8,2008.

C  Not applicable
D   Effective August 7,2008, The Board of Directors (the "Board")of Mass
Megawatts Wind Power, Inc. (the "Company") appointed Deborough Kasputis, age 43, as a member of the Board to serve until her successor is duly elected and qualified. She is not currently a member of any Committee of the Board. The Company has no special understanding with Ms. Kasputis in connection to the appointment to the Board with the exception of the reimbursement of expenses in connection with her services to the Board.

Effective August 8,2008, The Board of Directors (the "Board")of Mass Megawatts Wind Power, Inc. (the "Company") appointed Gary Bedell, age 49, as a member of the Board to serve until his successor is duly elected and qualified. He is not currently a member of any Committee of the Board. The Company has no special understanding with Mr. Bedell in connection to the appointment to the Board with the exception of the reimbursement of expenses in connection with his services to the Board.


     The information in this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                         (Registrant)

        Dated: August 15,2008                      By: /s/ Jonathan C. Ricker
                                                    ----------------------------
                                                         Jonathan C. Ricker
                                                      Chief Executive Officer
                                                      Chief Financial Officer